UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2012

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

150 North Radnor-Chester Rd, Suite F-200	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 977-2482

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events

On May 18, 2012, Universal Business Payment Solutions Acquisition Corporation (the “Company”) notified Ladenburg Thalmann & Co. Inc., the broker engaged to effectuate the Company’s 10b5-1 repurchase plan (the “Plan”) that was entered into on August 8, 2011, that the Plan had been terminated effective immediately. The Company terminated the Plan in connection with notification from NASDAQ that the existence of the plan was no longer permissible under applicable NASDAQ rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2012

UNIVERSAL BUSINESS PAYMENT SOLUTIONS ACQUISITION CORPORATION

By:	/s/ Bipin C. Shah
Name: Bipin C. Shah Title: Chief Executive Officer